UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Portfolio, Inc.
(Exact name of registrant as specified in charter)

5300 Meadows Road, Suite 250
Lake Oswego, OR 97035
(Address of principal executive offices) (Zip code)

Robert McIver
5300 Meadows Road, Suite 250
Lake Oswego, OR 97035
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

Item 1. Reports to Stockholders.

Letter from The Investment Adviser

Dear Fellow Shareholders:
The Jensen Quality Growth Fund (the “Fund”) -- Class J Shares – returned 9.68% for the six months ended November 30, 2014, compared to a return of 8.58% over this period for the Standard & Poor’s 500 Index. Please see pages 3 through 5 of this report for complete standardized performance information for the Fund.

Market Perspective
Over the last six months, we experienced two fairly distinct market environments, resulting in two very different return patterns for the Fund. During the first half of the six months ended November 30, 2014, the US equity markets continued the upward trends of the last few years. The second half of the review period was notable due to the return of volatility to the markets, predominantly led by a significant decline in oil prices and the continued strengthening of the US Dollar.

During the first three months noted above, we believe equity markets benefitted from domestic economic strength, following the relatively poor first quarter of calendar 2014, in which US real Gross Domestic Product declined by 2.10%. S&P 500 earnings growth continues to benefit from domestic economic strength and contributed to ongoing equity market performance.

While the latter three months were not as strong in terms of overall equity market returns, the Fund picked up in excess of 4% in relative performance as investors dealt with geopolitical unrest and the more likely possibility of US monetary tightening by the US Federal Reserve. Although these issues have been evident for some time, investor concerns appeared to increase and the impact on the equity markets has been noticeable. Combined with the most recent domestic election results, we believe the overall backdrop for investing over the last six months has shifted to embrace more company-specific considerations in light of ongoing macro issues.

Against this backdrop of increasing volatility, we continue to be impressed by the underlying business performance of the companies in the Fund and believe it has provided the foundation for the Fund’s market performance. Our portfolio companies have produced organic revenue and earnings growth averages of 5.6% and 9%, respectively, during this time period. We believe this level of performance is a testament to the strength of these companies’ business models which in turn allows them to generate robust free cash flows that are reinvested to provide a foundation for consistent, future growth. These have always been the attributes we seek, as we believe they demonstrate a resiliency that benefits these companies in uncertain times, such as those we have experienced recently.

The Effect at Jensen
The Fund’s relative outperformance was due in part to 1) security selection in the Consumer Discretionary sector and 2) our lack of presence in the Energy and Telecom sectors. Offsetting this to a degree was negative security selection in the Information Technology sector.

Leading contributors to performance during the period were Becton Dickinson and TJX Companies. United Technologies and Praxair were leading detractors to performance. United Technologies and Praxair have continued to show strong underlying business performance despite concerns over the ability of their business models to weather current economic growth issues. While in different industries, both entities have continued to invest in their respective businesses in ways that we believe will benefit long term results and strengthen the core enterprises. We believe the stock weakness shown in the period is a short term concern and fully expect both companies to continue to exhibit consistent growth and positive business results in the future as a result of leading market share and dominant competitive advantages.

Portfolio Changes
Jensen added UnitedHealth Group (“UNH”) during this period. No other wholesale changes were made to the Fund over the last six months.

UnitedHealth Group is the largest managed care company in the U.S., serving 86 million customers across a broad range of end markets including commercial, government, and individual. UNH provides these customers with a variety of health insurance plan options and maintains a vast network of 850,000 care providers, 250,000 plan sponsors, 180 government agencies, and 5,900 hospitals.

The company consists of UnitedHealthcare, a traditional health insurance business, and a variety of health services businesses under the Optum umbrella. UNH’s revenue mix is diverse with 45% of its sales generated by the commercial business, 38% from Medicare and 16% from Medicaid. The firm’s financials are strong with Moody’s and Standard & Poor’s bond ratings of A3 and A, respectively. Further, UNH’s Returns on Equity and Invested Capital are both well in excess of its cost of capital.

With expected growth of 1-2% annually, the $650 billion domestic managed care industry consists of a spectrum of companies that offer health benefit coverage to customers in exchange for monthly premiums. The industry is relatively concentrated with the top five firms accounting for approximately 50% of industry revenues. UNH is the dominant player in the industry with an estimated market share of 20%.

Semi-Annual Report	Jensen Quality Growth Fund	1

We believe UNH’s size and scale relative to other managed care companies provides a significant competitive advantage.

The administrative data collected by the company from its more than 190 million clients over the past two decades represents a significant, albeit more subtle, advantage. A key to UNH’s long-term strategy is to leverage this data to provide analytics that support pricing decisions in the traditional health insurance business and to create value-added service offerings through Optum. While most of UNH’s plans have focused on the U.S. market, the company is expanding internationally, having recently purchased one of the largest managed care companies in Brazil.

More broadly, the company seeks to facilitate an important transformation of the U.S. healthcare industry. Specifically, its goal is to create a system in which healthcare payments are a function of quality as opposed to quantity of care. We believe UNH is uniquely positioned to succeed given its size and scope.

In our view, the most significant risks faced by UNH are the increased regulations and higher taxes imposed on the U.S. managed care industry by passage of the 2010 Affordable Care Act (ACA). Much of our due diligence on UNH focused on this issue, and we are confident that the bulk of the ACA-mandated changes have already been absorbed by the industry and that the company remains well-positioned. Importantly, we believe UNH is proactively adapting to the new landscape and will be a key enabler to the long-term success of the U.S. healthcare system.

After careful analysis and debate, our investment committee concluded that the investment thesis for UnitedHealth Group is supported by strong competitive advantages, attractive growth prospects, a strong balance sheet, and manageable risks. At its current price, we also believe valuation on the stock is reasonable and provides the opportunity for solid long-term gains.

The Jensen Outlook
We continue to maintain a cautious near term outlook on equity markets due to prospects for a more hawkish US Federal Reserve, signs of a slowdown in global economic activity and higher-than-average stock market valuations. Equity markets just marked the third consecutive calendar year in which the index produced a total return of 10% or greater, representing only the sixth such three-year period since 1952. The median return in the year following each of the five previous three-year periods is -1.0%. With the aging bull market now nearing its sixth anniversary, we believe caution may be warranted.

Nonetheless, the Jensen Investment Committee remains confident in and committed to the philosophy and process underpinning our management of the Fund. We continually seek to build a portfolio of companies with sustainable competitive advantages and strong financial foundations, providing such companies with substantial free cash flow that can be continually invested in attractive long-term growth opportunities while, in many cases, concurrently returning excess cash flow to shareholders. We believe this formula allows these companies to generate business returns consistently above their cost of capital, resulting in shareholder value creation over time. Despite our current cautious outlook on the overall market we are confident the business value created by our portfolio companies will ultimately be reflected in their stock prices. As we are buyers of businesses for the long term, rather than short term stock traders, we believe patient investors in companies such as those held in the Fund will be rewarded for their perseverance.

Cordially,

The Jensen Investment Committee

Unless noted otherwise, this discussion and analysis of the Fund is as of November 30, 2014 and is subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index.

For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future holdings are subject to risk.

Mutual fund investing involves risk, and principal loss is possible. The Fund is non-diversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Earnings growth is not a measure of the Fund’s future performance.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Return on Invested Capital (ROIC): Represents the ratio between operating profit and average capital employed. The ROIC measures the return on the capital employed to service both shareholders and creditors.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Quality Growth Fund is distributed by Quasar Distributors, LLC.

2	Jensen Quality Growth Fund	Semi-Annual Report

Jensen Quality Growth Fund - Class J (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended November 30, 2014	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class J	14.06%	18.79%	13.74%	7.89%
S&P 500 Stock Index	16.86%	20.93%	15.96%	8.06%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2004 for Class J. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Semi-Annual Report	Jensen Quality Growth Fund	3

Jensen Quality Growth Fund - Class R (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended November 30, 2014	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class R	13.66%	18.41%	13.45%	7.62%
S&P 500 Stock Index	16.86%	20.93%	15.96%	8.06%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2004 for Class R. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

4	Jensen Quality Growth Fund	Semi-Annual Report

Jensen Quality Growth Fund - Class I (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended November 30, 2014	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class I	14.30%	19.11%	14.07%	8.17%
S&P 500 Stock Index	16.86%	20.93%	15.96%	8.06%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on November 30, 2004 for Class I. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Semi-Annual Report	Jensen Quality Growth Fund	5

Investments by Sector as of November 30, 2014
(as a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

6	Jensen Quality Growth Fund	Semi-Annual Report

Statement of Assets & Liabilities
November 30, 2014 (Unaudited)

Assets:
Investments, at value (cost $3,287,567,104)	$ 5,530,576,992
Income receivable	9,735,205
Receivable for capital stock issued	4,756,280
Other assets	117,454
Total assets	5,545,185,931

Liabilities:
Payable to Investment Adviser	2,350,563
Payable for capital stock redeemed	5,942,398
Accrued distribution fees	899,049
Accrued director fees	59,409
Accrued expenses and other liabilities	1,477,870
Total liabilities	10,729,289
Total Net Assets	$ 5,534,456,642

Net Assets Consist of:
Capital stock	2,931,856,377
Accumulated undistributed net investment income	9,861,160
Accumulated net realized gain	349,729,217
Unrealized appreciation on investments	2,243,009,888
Total Net Assets	$ 5,534,456,642

Net Assets Consist of:
Class J Shares
Net Assets	$ 2,464,733,750
Shares outstanding	58,923,554
Net Asset Value - Offering Price and Redemption Price Per Share (2,000,000,000 shares authorized, $.001 par value)	$ 41.83

Class R Shares
Net Assets	$ 47,755,578
Shares outstanding	1,146,908
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized, $.001 par value)	$ 41.64

Class I Shares
Net Assets	$ 3,021,967,314
Shares outstanding	72,204,876
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized, $.001 par value)	$ 41.85

The accompanying notes are an integral part of these financial statements

Semi-Annual Report	Jensen Quality Growth Fund	7

Schedule of Investments
November 30, 2014 (showing percentage of total net assets)

Common Stocks - 96.60%

shares	Aerospace & Defense - 4.41%	value
2,215,000	United Technologies Corporation	$243,827,200

shares	Air Freight & Logistics - 4.02%	value
2,025,000	United Parcel Service, Inc. - Class B	$222,588,000

shares	Beverages - 7.63%	value
2,420,000	The Coca-Cola Company	$108,488,600
3,137,000	PepsiCo, Inc.	$314,013,700
	$422,502,300

shares	Capital Markets - 2.48%	value
1,644,000	T. Rowe Price Group, Inc.	$137,224,680

shares	Chemicals - 10.77%	value
1,913,000	Ecolab, Inc.	$208,421,350
1,592,000	EI du Pont de Nemours & Company	$113,668,800
2,136,000	Praxair, Inc.	$274,219,680
	$596,309,830

shares	Electrical Equipment - 2.89%	value
2,512,000	Emerson Electric Company	$160,140,000

	Electronic Equipment, Instruments &
shares	Components - 2.50%	value
2,578,000	Amphenol Corporation - Class A	$138,258,140

	Health Care Equipment &
shares	Supplies - 13.67%	value
2,524,000	Becton Dickinson & Company	$354,192,920
3,535,000	Medtronic, Inc.	$261,130,450
1,594,000	Varian Medical Systems, Inc. (a)	$141,084,940
	$756,408,310

	Health Care Providers &
shares	Services - 2.02%	value
1,133,000	UnitedHealth Group, Inc.	$111,747,790

shares	Household Products - 6.31%	value
3,069,000	Colgate-Palmolive Company	$213,571,710
1,501,000	The Procter & Gamble Company	$135,735,430
	$349,307,140

shares	Industrial Conglomerates - 4.97%	value
1,718,000	3M Company	$275,034,620

shares	IT Services - 8.95%	value
3,037,000	Accenture PLC - Class A (b)	$262,184,210
1,361,000	Automatic Data Processing, Inc.	$116,556,040
2,161,000	Cognizant Technology Solutions Corporation -
	Class A (a)	$116,672,390
	$495,412,640

shares	Life Sciences Tools & Services - 2.80%	value
1,337,000	Waters Corporation (a)	$154,958,300

shares	Media - 3.51%	value
2,514,000	Omnicom Group, Inc.	$194,256,780

shares	Professional Services - 3.68%	value
2,558,000	Equifax, Inc.	$203,488,900

shares	Software - 8.49%	value
5,074,000	Microsoft Corporation	$242,587,940
5,362,000	Oracle Corporation	$227,402,420
	$469,990,360

shares	Specialty Retail - 4.95%	value
4,138,000	The TJX Companies, Inc.	$273,770,080

The accompanying footnotes are an integral part of the financial statements.

8	Jensen Quality Growth Fund	Semi-Annual Report

Schedule of Investments continued
November 30, 2014 (showing percentage of total net assets)

	Textiles, Apparel & Luxury Goods -
shares	2.55%	value
1,423,000	NIKE, Inc. - Class B	$141,289,670

Total Common Stocks
(Cost $3,103,504,852)		$5,346,514,740

Short-Term Investment - 3.33%

shares	Money Market Fund - 3.33%	value
184,062,252	Fidelity Institutional Government Portfolio -
	Class I, 0.01% (c)	$184,062,252

Total Short-Term Investment		value
(Cost $184,062,252)		$184,062,252

Total Investments		value
(Cost $3,287,567,104) - 99.93%		$5,530,576,992
Other Assets in Excess of Liabilities - 0.07%		$3,879,650
TOTAL NET ASSETS - 100.00%		$5,534,456,642

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Ireland 4.74%.
(c)	Variable rate security. Rate listed is the 7-day effective yield as of November 30, 2014.

The accompanying footnotes are an integral part of the financial statements

Semi-Annual Report	Jensen Quality Growth Fund	9

Statement of Operations
Six Months Ended November 30, 2014 (Unaudited)

Investment Income:
Dividend income	$50,228,759
Interest income	5,691
50,234,450
Expenses:
Investment advisory fees	12,973,912
12b-1 - Class J	2,987,200
Shareholder servicing fees - Class I	870,541
Administration fees	850,199
Sub-transfer agent expenses - Class J	614,693
Custody fees	181,427
Fund accounting fees	149,956
Transfer agent fees -Class J	124,091
12b-1 fees - Class R	120,103
Reports to shareholders - Class I	113,863
Federal and state registration fees	102,545
Reports to shareholders - Class J	89,246
Directors' fees and expenses	80,056
Transfer agent expenses	60,456
Transfer agent fees - Class I	56,122
Professional fees	50,975
Shareholder servicing fees - Class R	39,919
Other	34,122
Transfer agent fees - Class R	732
Reports to shareholders - Class R	470
Total expenses	19,500,628

Net Investment Income	30,733,822

Realized And Unrealized Gain on Investments:
Net realized gain on investment transactions	170,510,543
Change in unrealized appreciation on investments	294,077,479
Net realized and unrealized gain on investments	464,588,022

Net Increase In Net Assets Resulting
from Operations	$495,321,844

Statements of Changes in Net Assets

	six months
	ended
	Nov. 30, 2014	year ended
Operations:	(Unaudited)	May 31, 2014
Net investment income	$30,733,822	$56,853,031
Net realized gain on investment
transactions	170,510,543	274,409,629
Change in unrealized appreciation
on investments	294,077,479	493,825,421
Net increase in net assets resulting
from operations	495,321,844	825,088,081

	six months
	ended
	Nov. 30, 2014	year ended
Capital Share Transactions:	(Unaudited)	May 31, 2014
Shares Sold - Class J	84,224,255	383,413,077
Shares Sold - Class R	2,974,901	11,401,593
Shares Sold - Class I	327,430,584	853,190,299
Shares issued in reinvestment of
dividends - Class J	11,588,264	105,129,328
Shares issued in reinvestment of
dividends - Class R	166,516	1,968,392
Shares issued in reinvestment of
dividends - Class I	16,136,006	104,678,714
Shares redeemed - Class J	(287,251,814)	(883,620,987)
Shares redeemed - Class R	(9,976,586)	(16,004,531)
Shares redeemed - Class I	(396,504,811)	(565,494,938)
Net decrease	(251,212,685)	(5,339,053)

	six months
	ended
Dividends and Distributions to	Nov. 30, 2014	year ended
Shareholders:	(Unaudited)	May 31, 2014
Net investment income - Class J	(11,938,955)	(25,234,196)
Net investment income - Class R	(166,566)	(298,232)
Net investment income - Class I	(17,096,157)	(29,533,866)
Net realized gains - Class J	–	(82,751,792)
Net realized gains - Class R	–	(1,670,392)
Net realized gains - Class I	–	(80,674,309)
Total dividends and distributions	(29,201,678)	(220,162,787)

Increase in Net Assets	six months ended Nov. 30, 2014 (Unaudited)	year ended May 31, 2014
	214,907,481	599,586,241

	six months
	ended
	Nov. 30, 2014	year ended
Net Assets:	(Unaudited)	May 31, 2014
Beginning of Period	5,319,549,161	4,719,962,920
End of Period (including undistributed net
investment income of $9,861,160 and
$8,329,016, respectively)	$5,534,456,642	$5,319,549,161

The accompanying notes are an integral part of these financial statements

10	Jensen Quality Growth Fund	Semi-Annual Report

Financial Highlights
Class J

	six months ended
	Nov. 30, 2014	year ended	year ended	year ended	year ended	year ended
Per Share Data:	(Unaudited)	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010
Net asset value, beginning of period	$38.33	$33.98	$27.33	$29.11	$23.86	$19.47
Income from investment operations:
Net investment income	0.21	0.37	0.34	0.32	0.27	0.24
Net realized and unrealized gains
(losses) on investments	3.48	5.52	6.65	(1.80)	5.25	4.39
Total from investment operations	3.69	5.89	6.99	(1.48)	5.52	4.63
Less distributions:
Dividends from net
investment income	(0.19)	(0.35)	(0.34)	(0.30)	(0.27)	(0.24)
Dividends from net realized
capital gains	—	(1.19)	—	—	—	—
Total distributions	$(0.19)	$(1.54)	$(0.34)	$(0.30)	$(0.27)	$(0.24)
Net asset value, end of period	$41.83	$38.33	$33.98	$27.33	$29.11	$23.86
Total return(1)	9.68%	17.57%	25.74%	-5.04%	23.31%	23.85%
Supplemental data and ratios:
Net assets, end of period (000’s)	$2,467,734	$2,447,876	$2,531,859	$2,307,634	$2,593,128	$1,776,091
Ratio of expenses to average
net assets(2)	0.87%	0.87%	0.90%	0.91%	0.92%	0.92%
Ratio of net investment income to
average net assets(2)	1.04%	1.00%	1.08%	1.18%	1.07%	1.04%
Portfolio turnover rate(1)	4.79%	14.10%	22.09%	15.80%	6.84%	12.33%

(1) Not annualized for the six months ended November 30, 2014
(2) Annualized for the six months ended November 30, 2014

The accompanying notes are an integral part of these financial statements

Semi-Annual Report	Jensen Quality Growth Fund	11

Financial Highlights
Class R

	six months ended
	Nov. 30, 2014	year ended	year ended	year ended	year ended	year ended
Per Share Data:	(Unaudited)	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010
Net asset value, beginning of period	$38.16	$33.83	$27.22	$29.01	$23.78	$19.40
Income from investment operations:
Net investment income	0.13	0.23	0.25	0.26	0.23	0.20
Net realized and unrealized gains
(losses) on investments	3.48	5.50	6.64	(1.79)	5.23	4.37
Total from investment operations	3.61	5.73	6.89	(1.53)	5.46	4.57
Less distributions:
Dividends from net
investment income	(0.13)	(0.21)	(0.28)	(0.26)	(0.23)	(0.19)
Dividends from net realized
capital gains	—	(1.19)	—	—	—	—
Total distributions	$(0.13)	$(1.40)	$(0.28)	$(0.26)	$(0.23)	$(0.19)
Net asset value, end of period	$41.64	$38.16	$33.83	$27.22	$29.01	$23.78
Total return(1)	9.49%	17.13%	25.43%	-5.26%	23.08%	23.59%
Supplemental data and ratios:
Net assets, end of period (000’s)	$47,756	$50,478	$47,074	$40,216	$29,077	$12,533
Ratio of expenses to average
net assets(2)	1.22%	1.25%	1.16%	1.12%	1.10%	1.12%
Ratio of net investment income to
average net assets(2)	0.69%	0.63%	0.82%	0.96%	0.87%	0.83%
Portfolio turnover rate(1)	4.79%	14.10%	22.09%	15.80%	6.84%	12.33%

(1) Not annualized for the six months ended November 30, 2014
(2) Annualized for the six months ended November 30, 2014

The accompanying notes are an integral part of these financial statements

12	Jensen Quality Growth Fund	Semi-Annual Report

Financial Highlights
Class I

	six months ended
	Nov. 30, 2014	year ended	year ended	year ended	year ended	year ended
Per Share Data:	(Unaudited)	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010
Net asset value, beginning of period	$38.35	$34.00	$27.35	$29.14	$23.88	$19.48
Income from investment operations:
Net investment income	0.25	0.46	0.42	0.40	0.37	0.34
Net realized and unrealized gains
(losses) on investments	3.49	5.53	6.66	(1.80)	5.24	4.36
Total from investment operations	3.74	5.99	7.08	(1.40)	5.61	4.70
Less distributions:
Dividends from net
investment income	(0.24)	(0.45)	(0.43)	(0.39)	(0.35)	(0.30)
Dividends from net realized
capital gains	—	(1.19)	—	—	—	—
Total distributions	$(0.24)	$(1.64)	$(0.43)	$(0.39)	$(0.35)	$(0.30)
Net asset value, end of period	$41.85	$38.35	$34.00	$27.35	$29.14	$23.88
Total return(1)	9.79%	17.87%	26.10%	-4.76%	23.72%	24.21%
Supplemental data and ratios:
Net assets, end of period (000’s)	$3,021,967	$2,821,194	$2,141,031	$1,450,228	$1,552,075	$831,505
Ratio of expenses to average
net assets(2)	0.63%	0.63%	0.62%	0.60%	0.60%	0.61%
Ratio of net investment income to
average net assets(2)	1.29%	1.25%	1.36%	1.49%	1.39%	1.33%
Portfolio turnover rate(1)	4.79%	14.10%	22.09%	15.80%	6.84%	12.33%

(1) Not annualized for the six months ended November 30, 2014
(2) Annualized for the six months ended November 30, 2014

The accompanying notes are an integral part of these financial statements

Semi-Annual Report	Jensen Quality Growth Fund	13

Notes to the Financial Statements
November 30, 2014 (Unaudited)

1. Organization and Significant Accounting Policies
The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund (the “Fund”), was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. The Fund is authorized to issue 5,000,000,000 shares of common stock. The Fund currently offers three different classes of shares. Effective July 30, 2003, the Fund issued two new classes of shares, Class R and Class I, and renamed the existing class as Class J. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee, Class R shares are subject to a 0.50% 12b-1 fee and up to a 0.25% shareholder servicing fee, and Class I shares are subject to a shareholder servicing fee up to 0.10%, as described in each Class’ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees and shareholder servicing fees, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in United States of America (“GAAP”).

a) Investment Valuation – Securities that are listed on United States stock exchanges are valued at the last sale price at the close of the exchange. Equity securities listed on NASDAQ Stock Market are valued at the NASDAQ Official Closing Price or, if there has been no sale on that day, at their current bid price. Investments in open-end and closed-end registered investment companies, including money market funds, that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund only invests in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures established by the Board of Directors. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund.

Fair Value Measurement – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3	Inputs that are unobservable (including the Fund’s own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted market

14	Jensen Quality Growth Fund	Semi-Annual Report

prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used, as of November 30, 2014, to value the Fund’s investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common
Stocks*	$5,346,514,740	$5,346,514,740	$—	$—
Total Money
Market Fund	184,062,252	184,062,252	—	—
Total Investments	$5,530,576,992	$5,530,576,992	$—	$—

* For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the six months ended November 30, 2014 with significant unobservable inputs which would be classified as Level 3. There were no transfers of securities between levels during the reporting period. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold any derivative instruments during the reporting period.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken as of and for the year ended May 31, 2014. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. As of May 31, 2014, open Federal tax years include the tax years ended May 31, 2011 through 2014. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2014, there were no reclassifications made.

d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Guarantees and Indemnifications – Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Transfer agent fees and reports to shareholders are allocated based on the number of shareholder accounts in each class. Sub-transfer agency fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder servicing fees are expensed at up to 0.10% and up to 0.25% of the average daily net assets of Class I shares and Class R shares, respectively.

g) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Semi-Annual Report	Jensen Quality Growth Fund	15

2. Capital Share Transactions
Transactions in shares of the Fund were as follows:

	six months ended
	Nov. 30, 2014	year ended
Class J	(Unaudited)	May 31, 2014
Shares sold	2,170,172	10,609,145
Shares issued in
reinvestment of dividends	300,524	2,857,441
Shares redeemed	(7,407,579)	(24,114,521)
Net decrease	(4,936,883)	(10,647,935)
Shares outstanding:
Beginning of period	63,860,437	74,508,372
End of period	58,923,554	63,860,437

	six months ended
	Nov. 30, 2014	year ended
Class R	(Unaudited)	May 31, 2014
Shares sold	77,127	314,812
Shares issued in
reinvestment of dividends	4,337	53,527
Shares redeemed	(257,216)	(437,118)
Net decrease	(175,752)	(68,779)
Shares outstanding:
Beginning of period	1,322,660	1,391,439
End of period	1,146,908	1,322,660

	six months ended
	Nov. 30, 2014	year ended
Class I	(Unaudited)	May 31, 2014
Shares sold	8,431,646	23,208,783
Shares issued in
reinvestment of dividends	418,305	2,845,376
Shares redeemed	(10,211,950)	(15,460,105)
Net increase (decrease)	(1,361,999)	10,594,054
Shares outstanding:
Beginning of period	73,566,875	62,972,821
End of period	72,204,876	73,566,875

3. Investment Transactions
The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the period ended November 30, 2014 were $245,601,991 and $505,702,234 respectively.

4. Income Taxes
The cost of investments differ for financial statement and tax purposes primarily due to the deferral of losses on wash sales.

The distributions of $55,066,294 and $51,000,377 paid during the years ended May 31, 2014 and 2013, respectively, were classified as ordinary income for tax purposes. There were no long-term capital gain distributions paid during the year ended May 31, 2013. A Distribution of $165,096,493 was paid during the year ended May 31, 2014 and was classified as long-term capital gain for income tax purposes.

At May 31, 2014, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,363,928,487
Gross unrealized appreciation	$1,950,529,297
Gross unrealized depreciation	(1,651,790)
Net unrealized appreciation	1,948,877,507
Undistributed ordinary income	8,329,016
Undistributed long-term capital gain	179,273,576
Total distributable earnings	187,602,592
Other accumulated gains	—
Total accumulated gains	$2,136,480,099

At May 31, 2014, the Fund had total tax basis capital losses of $0.

On December 18, 2014, the Fund declared and paid a distribution from ordinary income of $6,781,020, $76,790 and $9,987,048 for Class J, Class R, and Class I, respectively, to shareholders of record as of December 17, 2014.

On December 18, 2014, the Fund declared and paid a long-term capital gain of $96,447,876, $1,828,737 and $114,936,126 for Class J, Class R, and Class I, respectively, to shareholders of record as of December 17, 2014.

5. Line of Credit
The Fund has a $250 million revolving credit facility, subject to certain restrictions, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The unsecured line of credit has a one-year term and is reviewed annually by the Board of Directors. The current agreement runs through December 20, 2014. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. As of November 30, 2014, the rate on the Fund’s line of credit was 2.25%. The Fund did not borrow on the line of credit during the six months ended November 30, 2014.

16	Jensen Quality Growth Fund	Semi-Annual Report

6. Investment Advisory Agreement
The Fund has an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to the advisory agreement and breakpoint fee schedule, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets of $4 billion or less, 0.475% as applied to the Fund’s average daily net assets of more than $4 billion and up to $8 billion, 0.45% as applied to the Fund’s average daily net assets of more than $8 billion and up to $12 billion, and 0.425% as applied to the Fund’s average daily net assets of more than $12 billion.

Certain officers of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing
The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attributable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares.

In addition, the Fund has adopted a Shareholder Servicing Plan for Class I shares under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares. The amount actually incurred for the six months ended November 30, 2014 was 0.06% on an annualized basis.

The Fund has also adopted a Shareholder Servicing Plan for the Class R shares. Under the Shareholder Servicing Plan, the Fund can pay for shareholder support services, which include the recordkeeping and administrative services provided by retirement plan administrators to retirement plans (and their participants) that are shareholders of the class. Payments will be made pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class R shares. The amount actually incurred for the six months ended November 30, 2014 was 0.17% on an annualized basis.

8. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2014, Charles Schwab & Co., Inc., for the benefit of its customers, held 42.02% of the outstanding shares of the Class J share class. At November 30, 2014, Great-West Trust Company and State Street Bank for the benefit of their customers, held 31.25% and 26.09%, respectively, of the outstanding shares of the Class R share class.

Semi-Annual Report	Jensen Quality Growth Fund	17

Expense Example - November 30, 2014 (Unaudited)

As a shareholder of Jensen Quality Growth Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2014 – November 30, 2014)

Actual Expenses
The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

18	Jensen Quality Growth Fund	Semi-Annual Report

Expense Example Tables

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2014 –
Jensen Quality Growth Fund – Class J	June 1, 2014	November 30, 2014	November 30, 2014
Actual	$1,000.00	$1,096.80	$4.57
Hypothetical (5% annual return before expenses)	1,000.00	1,020.71	4.41

* Expenses are equal to the Fund’s annualized six-month expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2014 –
Jensen Quality Growth Fund – Class R	June 1, 2014	November 30, 2014	November 30, 2014
Actual	$1,000.00	$1,094.90	$6.41
Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.17

* Expenses are equal to the Fund’s annualized six-month expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2014 –
Jensen Quality Growth Fund – Class I	June 1, 2014	November 30, 2014	November 30, 2014
Actual	$1,000.00	$1,097.90	$3.31
Hypothetical (5% annual return before expenses)	1,000.00	1,021.91	3.19

* Expenses are equal to the Fund’s annualized six-month expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Semi-Annual Report	Jensen Quality Growth Fund	19

Additional Information (Unaudited)

1. Investment Advisory Agreement Disclosure
Section 15(c) under the 1940 Act requires that a registered investment company’s board of directors, including a majority of independent directors voting separately, approve any new investment advisory contract for the fund and thereafter to review and approve the terms of the fund’s investment advisory agreement on an annual basis. In addition, Section 15(a) of the 1940 Act requires that any new investment advisory agreement be approved by the fund’s shareholders.

In their most recent deliberations concerning whether to renew the Fund’s Investment Advisory and Service Contract with the Adviser (the “Agreement”), the Fund’s Board of Directors (the “Board”), including the Fund’s independent directors (“Independent Directors”), conducted the review and made the determinations that are described below. During its deliberations, the Board requested from the Adviser, and the Adviser furnished, all information reasonably necessary for it to evaluate the renewal of the Agreement.

The entire Board first met on April 15, 2014 to consider the information provided by the Adviser in connection with the renewal of the Agreement. Prior to the April 15, 2014 meeting, the Independent Directors conferred separately with their legal counsel, and after the April 15, 2014 meeting the Independent Directors again met, to consider the information provided by the Adviser. The Independent Directors requested certain additional information they needed to evaluate the Agreement. The entire Board then met again on July 15, 2014 to consider the continuation of the Agreement.

During those meetings, the Board, including the Independent Directors, evaluated the factors and reached the conclusion described below, among others. The Board did not identify any single factor as controlling and not every factor was given the same weight by each member of the Board (each, a “Director”).

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement. The Board reviewed the terms of the Agreement, as well as the history of the Adviser and its investment discipline, its investment performance, and its day-to-day management of the Fund. The Board noted the Adviser’s focus on the business of the Fund, the compliance and other servicing aspects of the Fund, and the Adviser’s oversight of the Fund’s service providers.

The Board considered the Adviser’s organizational and ownership structure, including the impact of changes in personnel and ownership, and the composition of its investment committee, which makes all investment decisions for the Fund. The Board also considered the Adviser’s approach to risk management. Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Agreement continued to be satisfactory.

Investment Performance. The Board examined the investment performance of the Fund compared to the S&P 500 and Russell 1000 Growth Indexes and to the Lipper Large Cap Core Funds and Morningstar Large Cap Growth Funds categories for certain periods ending February 28, 2014. The Board noted the Fund’s underperformance compared to its indices and Lipper and Morningstar categories for the one-, three-, five-, and ten-year periods and the Fund’s outperformance compared to its indices for the 15-year period. The Board observed that the Adviser appeared to have adhered to its strict investment discipline. Furthermore, the Board was informed by the Adviser that, since the peak of the last bull market (October 9, 2007) through February 28, 2014, the Fund’s average annual return was 6.34% compared to 5.03% for the S&P 500 Index, providing evidence that the full benefits of the Adviser’s investment discipline are realized over an entire economic and stock market cycle. As a result of these and other factors, the Board concluded that the overall long-term investment performance of the Fund continued to be satisfactory.

Advisory Fee and Expense Ratio. The Board compared the Fund’s advisory fee with those of the funds in the Fund’s Morningstar category. The Board noted that the Fund’s blended advisory fee of 0.495% continued to be below the median and the average for its Morningstar category at similar asset levels, even when passively managed funds and funds that have no share classes that are offered to retail investors are included. The Board also noted that, while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders.

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser. The Board observed that, with the exception of a small number of institutional separate account clients, the Adviser typically charges its separate accounts a minimum fee of 0.50% for individual investors and 0.45% for institutional investors, but also noted the limitations of such comparisons due to the different services required by separate account clients compared to the Fund. Separate accounts, the Board observed, may be smaller and require more personalized services, but they are subject to less regulation and generally do not require the same level of administrative support as the Fund. The Board also noted the Adviser’s consideration of entering into sub-advisory arrangements, where advisory fees are typically lower than those for a directly advised separate account because of the reduced services required of the sub-advisor.

20	Jensen Quality Growth Fund	Semi-Annual Report

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Lipper and Morningstar categories. The Board observed that the Fund’s expense ratio was higher than the average and median of all actively managed retail class funds with comparable net assets in its Morningstar category. Compared to all funds with comparable net assets in the Fund’s Lipper category, the Board noted that the Fund’s expense ratio was higher than the average, even when excluding passively managed funds. The Board noted that the Fund’s expense ratio had declined from those in the preceding four years, principally due to the effect of breakpoints in the Fund’s advisory fee, the percentage decrease in sub-transfer agency fees paid by the Fund, and a relative decline in the Fund’s fixed costs as a percentage of Fund assets. The Board also noted that the Fund had a relatively low turnover rate, reducing the Fund’s transaction costs, which are not included in the Fund’s expense ratio but are deducted from the Fund’s net asset value. Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were reasonable relative to the Fund’s peer groups.

Profitability of the Adviser. The Board considered the profitability of the Agreement to the Adviser, including an analysis of the Adviser’s profitability for 2013 and the methodology used to calculate that profitability, and compared the Adviser’s profitability to that of selected publicly traded and privately owned investment advisers. Even after adjustments for certain compensation expenses were made, it appeared that the Adviser’s pre-tax profit margin was significantly higher than the median pre-tax profit margin of those other advisers. It was noted that the Adviser’s adjustment to its compensation expense was made because its profitability may have been overstated due to the relatively low salaries and bonuses paid to its Managing Directors, who may receive distributions of the Adviser’s profits on account of their equity ownership in the Adviser. The Board considered the fact that the Adviser pays certain administrative expenses of the Fund, including the cost of the Fund’s Chief Compliance Officer, though it noted that under the Agreement the Fund is authorized, subject to prior Board approval, to pay for certain costs of the Fund’s compliance personnel in the future. Finally, the Board observed that the profit margin for the Adviser for 2013 was the same as in 2012 despite an increase in net assets for the Fund.

The Board also examined the Adviser’s profitability from the Fund against the Adviser’s profitability from its separate account advisory business and found that the Fund provided a higher profit margin to the Adviser. The Board understood that the administrative services the Adviser provides to the Fund are, on balance, more extensive than those it provides to its separate accounts but also noted that efficiencies are realized when managing one mutual fund compared to managing multiple separate accounts. The Board also understood that, in calculating its profitability from the Fund, the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies.

The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of privately owned advisers and of publicly traded advisers that have more diversified business lines and different cost structures than those of the Adviser, and the uncertainty of the various cost allocations and other assumptions used. Based on this and other information, the Board concluded that profits earned by the Adviser were not excessive.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of further breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.87% for the fiscal year ended May 31, 2014, despite the addition of sub-transfer agency expenses beginning in 2010. Regarding the issue of breakpoints, the Board noted the Adviser’s implementation of a breakpoint fee schedule in October 2010. The Board also observed that, with net asset levels over $5 billion during most of the fiscal year ended May 31, 2014, Fund shareholders were realizing the benefit of the first fee breakpoint. The Board also noted that many comparable funds with breakpoints at lower levels had higher overall advisory fees at the same asset level as the current asset level of the Fund. Based on the data presented, the Board concluded that additional breakpoints in the Fund’s advisory fee were not warranted at this time.

Other Benefits. The Board considered the potential fall-out benefits realized by the Adviser from its services as investment manager of the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party research for “soft dollars”. The Board understood that the Adviser maintained a separate account advisory business and managed another mutual fund. The Board noted that, while the Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify.

Other Factors and Considerations. The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent and other service providers, and the expenses paid to those service providers. At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics, and participates in discussions with the Fund’s portfolio managers.

Semi-Annual Report	Jensen Quality Growth Fund	21

Based on its evaluation of all relevant factors and the information provided to it, the Board, including all of the Independent Directors, voted unanimously to renew the Agreement for a one-year period until July 31, 2015.

2. Shareholder Notification of Federal Tax Status
The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2014 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2014 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2014.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designates 0.01% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

3. Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

4. Portfolio Holdings
The Jensen Quality Growth Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22	Jensen Quality Growth Fund	Semi-Annual Report

4. Additional Disclosure Regarding Fund Directors and Officers

Independent Directors

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Roger A. Cooke J.D. Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Retired. Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products, (2000 – 2013); Executive Vice President–Regulatory and Legal Affairs of Fred Meyer, Inc., a retail grocery and general merchandise company, (1992 – 2000).	1	None

Robert E. Harold Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1947	Independent Director	Indefinite Term; since September 2000.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc., an animation studio (March 2005 – October 2005).	1	Director of St. Mary’s Academy, a non-profit high school (2000 – 2013); Director of Laika, Inc., an animation studio (2002 – present).

Thomas L. Thomsen, Jr. Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1944	Independent Director	Indefinite Term; since December 2003	Private rancher and real estate investor (2002 – Present); Chief Executive Officer (2000 – 2002) and President (1998 – 2000) of Columbia Management Company (now called Columbia Management Advisors, Inc.), investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None

Kenneth Thrasher Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Chairman (2002 – present) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).

Semi-Annual Report	Jensen Quality Growth Fund	23

Interested Directors and Officers

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Val E. Jensen* Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1929	Director and Chairman	Indefinite Term; Served as Director since inception; Served as President from inception to March 2002; Served as Chairman since March 2002.	Retired. Chairman and Director of Jensen Investment Management, Inc. (1988 – 2004); Chairman (since 2002) and Director (since 1992) of the Fund.	1	None

Gary W. Hibler, Ph.D.* Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1943	Director	Indefinite Term; Served as Director since inception; Served as Secretary from inception to March 2002; Served as Treasurer from December 2002 to March 2004; Served as President from March 2002 to February 2007.	President and Director of Jensen Investment Management, Inc. (1999 – February 2007); Secretary and Director of Jensen Investment Management, Inc. (1994 – 1999).	1	Director of WaterWatch, a non-profit environmental group (2008 – present).

Robert D. McIver* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	President	1 Year Term; Served since February 2007.

President and Director (February 2007 – present) and Director of Operations (2004 – February 2007) of Jensen Investment Management, Inc.; General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd (2001 – 2004); Chief Investment Officer, Schroder & Co. Trust Bank (1999 – 2001); Portfolio Manager, Schroder Investment Management (1989 – 1999).

				N/A	N/A

Robert F. Zagunis* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1953	Vice President and Secretary	1 Year Term; Served since July 1993.	Chairman (January 2013 – present), Vice President and Director (1993 – present) and Secretary (1999 – present) of Jensen Investment Management, Inc.	N/A	N/A

24	Jensen Quality Growth Fund	Semi-Annual Report

Interested Directors and Officers continued

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Brian S. Ferrie* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1958	Treasurer and Chief Compliance Officer	1 Year Term; Served since March 2004.

Director of Finance and Chief Compliance Officer (2003 – February 2007), Vice President, Treasurer and Director (February 2007 – present), and Chief Compliance Officer (February 2007 – March 2011, and July 2012 – September 2012) of Jensen Investment Management, Inc.; Vice President and CFO of Berger Financial Group LLC (2001 – 2003); Vice President and Chief Compliance Officer of Berger Financial Group LLC (1994 – 2001).

				N/A	N/A

David G. Mertens* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1960	Vice President	1 Year Term; Served since January 2011.

Director and Vice President of Sales and Marketing for Jensen Investment Management, Inc. (2002 – present); various sales and marketing management positions for Berger Financial Group LLC and Berger Distributors LLC, ending as Senior Vice President of Institutional Marketing for Berger Financial Group and President of Berger Distributors (1995 – 2002).

N/A

Trustee of Legacy Good Semaritan Foundation (2012 - present), the foundation for a non-profit medical center; Director of Reading Results (August 2014 - present), a reading intervention foundation for lowincome students.

Eric H. Schoenstein* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	Vice President	1 Year Term; Served since January 2011.

Director and Vice President of Business Analysis for Jensen Investment Management, Inc. (2002 – present); various audit positions, most recently Senior Audit Manager, with Arthur Andersen LLP (1988 – 2001).

				N/A	N/A

* This individual is an “interested person” of the Fund within the meaning of the 1940 Act.

** Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director resigns, retires or is removed in accordance with the Bylaws of the Fund.

The Statement of Additional Information includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-221-4384

Semi-Annual Report	Jensen Quality Growth Fund	25

Notice of Privacy Policy

Jensen Investment Management, Inc. and the Jensen Portfolio, Inc. d/b/a Jensen Quality Growth Fund (collectively, “Jensen”) have had a long-standing policy of maintaining strict confidentiality over customer information. Jensen’s policy is as follows:

Confidentiality and Security
All information regarding customer identity, security holdings and financial status will be kept strictly confidential. We maintain physical, electronic and operational safeguards to protect customer nonpublic personal information.

Jensen is now required to provide you the following two notices:

Categories of information Jensen discloses and parties to whom Jensen discloses that information:

Jensen does not disclose any nonpublic personal information about its current or former shareholders to nonaffiliated third parties, except as permitted or required by law. For example, Jensen is permitted by law to disclose all of the information it collects, as described below, to its transfer agent to process your transactions. Jensen is also permitted by law (and may be required by law) to disclose any nonpublic personal information it collects from you to law enforcement agencies, the Securities and Exchange Commission, and other federal and state regulatory authorities.

Categories of information Jensen collects:

Jensen collects nonpublic personal information about our customers from the following sources:

+	Information Jensen receives from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, telephone number, social security number, assets, income and date of birth; and

+	Information about your transactions with Jensen, its affiliates, or others, including, but not limited to, your account number and balance, parties to transactions, cost basis information, and other financial information.

In the event that you hold shares of the Jensen Portfolio d/b/a Jensen Quality Growth Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Semi-Annual Report	Jensen Quality Growth Fund	29

Jensen Quality Growth Fund

	Class J Shares	Class I Shares	Class R Shares

Investment Adviser
Jensen Investment Management, Inc.
5300 Meadows Road, Suite 250
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stoel Rives LLP
Standard Insurance Center
900 SW Fifth Avenue
Suite 2300
Portland, OR 97204-1268

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44145

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

jenseninvestment.com

JN–SEMIQG	This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a- 3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

	(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund

By (Signature and Title)*	/s/	Robert McIver
Robert McIver, President

Date	February 6, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/	Robert McIver
Robert McIver, President

Date	February 6, 2015

By (Signature and Title)*	/s/	Brian Ferrie
Brian Ferrie, Treasurer

Date	February 6, 2015

* Print the name and title of each signing officer under his or her signature.